Exhibit 99.1

TCF Financial Corporation

Third Quarter 2008 Investor Presentation

The Convenience Franchise

1.)           Corporate Profile

At September 30, 2008

•                                          $16.5 billion financial holding company headquartered in Minnesota

•                                          34th largest U.S. based bank by asset size

•                                          445 bank branches, 112 branches opened since January 1, 2003

•                                          25th largest branch network

•                                          11 campus alliances; 6th largest in campus card banking relationships

•                                          1,636 ATMs free to TCF customers; 1,149 off-site

•                                          12th largest issuer of Visa® Classic debit cards

•                                          17th largest bank-affiliated equipment finance/leasing company in the U.S.

•                                          Total risk-based capital of 11.93%;  $234 million over risk-based well capitalized requirement

•                                          Tier 1 risk-based capital of 9.03%

2.)           Corporate Profile

•                                          Bank branches located in seven states

At 9/30/08
Traditional	196
Supermarket	234
Campus	15
Total	445

At 9/30/08
Minnesota	109
Illinois	206
Michigan	56
Colorado	36
Wisconsin	27
Arizona	6
Indiana	5
Total	445

3.)           What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                          Open seven days a week, 364 days/year

•                                          Traditional, supermarket and campus branches

•                                          1,636 free ATMs

•                                          Free debit cards

•                                          No purchase-fee gift cards

•                                          Free coin counting

•                                          TCF Totally Free Online banking

4.)           What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, and leasing and equipment finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)           What Makes TCF Different

•                                          No teaser rate or subprime lending programs

•                                          No 2/28 ARM loans

•                                          No Option ARM loans

•                                          No asset-backed commercial paper

•                                          No Freddie Mac or Fannie Mae preferred stock

•                                          No exposure to Lehman Brothers

•                                          No auto lease portfolio

•                                          No derivatives

6.)           Risk-Based Capital

$234 million excess over well capitalized requirement

($ millions)

	12/04	12/05	12/06	12/07	9/08

Actual	$959	$1,050	$1,173	$1,246	$1,447
Target (10.6%):	$934	$1,042	$1,120	$1,235	$1,286
Well Capitalized Requirement	$881	$983	$1,057	$1,165	$1,213
Tier 1:	9.12%	8.79%	8.65%	8.28%	9.03%
Total:	10.88%	10.68%	11.10%	10.70%	11.93%
Excess RBC:	$77	$67	$116	$81	$234

7.)           TCF Issues Trust Preferred Securities

•                                          Issued $115 million of non-dilutive, trust preferred securities on August 19, 2008

•                                          Fixed interest rate of 10.75%

•                                          Maturity date - August 15, 2068

•                                          Redeemable at TCF’s option beginning on August 15, 2013

•                                          Proceeds will be used for general corporate purposes, including balance sheet growth

•                                          Tier 1 capital increased from 8.08% at June 30, 2008 to 9.03% at September 30, 2008

•                                          Total risk-based capital increased from 10.86% at June 30, 2008 to 11.93% at September 30, 2008

8.)           Dividend History

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Dividends Paid	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.97	$.75	[1]

Dividend Payout Ratio:	35%	36%	35%	37%	37%	43%	40%	43%	48%	46%	93%

10-year compounded annual growth rate of 13.2% is the 10th highest among the 50 largest banks in the country

1                   Year-to-date

9.)           Return of Net Income to Stockholders

($ millions)

	Net Income	Dividends Paid	Stock Repurchase	Total	% of Net Income

2004	$255.0	$104.0	$116.1	$220.1	86%
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007	266.8	124.5	105.3	229.8	86
2008 [1]	101.3	94.8	—	94.8	94
Total	$1,133.1	$559.2	$415.9	$975.1	86%
% of Net Income		49%	37%	86%

1                   Year-to-date

10.)         Liquidity and Borrowing Capacity

•                                          In addition to the $9.9 billion deposit base provided by TCF’s retail franchise, TCF has borrowing capacity from a variety of sources:

•                                          $2 billion in secured borrowing capacity at the Federal Home Loan Bank of Des Moines

•                                          $1.1 billion in unsecured and uncommitted available lines

•                                          $630 million of secured borrowing capacity at the Federal Reserve Discount Window

11.)         Home Equity Lending +8%*

64% are 1st mortgages

($ millions)

	12/04	12/05	12/06	12/07	9/08

1st Mortgages	$2,894	$3,376	$3,782	$4,179	$4,401
Junior Liens	1,488	1,773	2,101	2,344	2,427
Total	$4,382	$5,149	$5,883	$6,523	$6,828

*                 Twelve-month growth rate

12.)         Home Equity Loans

At September 30, 2008

•                                          64% 1st mortgages, average loan amount of $116,311

•                                          36% junior lien positions, average loan amount of $35,296

•                                          76% amortizing loans, 24% lines of credit

•                                          74% fixed rate, 26% variable rate (prime based)

•                                          67% of variable rate loans are at their interest rate floor 1

•                                          Average home value of $254,308 2

•                                          Yield 6.76%

•                                          Over-30-day delinquency rate 1.34% 3

•                                          Net charge-offs: 2008 = .81% 4, 2007 = .33%, 2006 = .13%

•                                          Average FICO score at origination of 723

1                   At October 1, 2008

2                   Based on most recent values known to TCF

3                   Excludes non-accrual loans

4                   Annualized

13.)         Commercial Lending +14%*

($ millions)

	12/04	12/05	12/06	12/07	9/08

Commercial Business	$436.7	$435.2	$552.0	$558.3	$549.3
Commercial Real Estate	2,154.4	2,297.5	2,390.7	2,557.3	2,852.8
Total	$2,591	$2,733	$2,943	$3,116	$3,402

*                 Twelve-month growth rate

14.)         Commercial Loans

At September 30, 2008

•                                          Commercial real estate

•                                          28% retail services

•                                          20% apartment loans

•                                          15% office buildings

•                                          Commercial business – $549 million

•                                          Yield 5.92%

•                                          Over-30-day delinquency rate .49% 1

•                                          Net charge-offs: 2008 = .49% 2, 2007 = .12%

•                                          Approximately 98% of all commercial loans secured

•                                          CRE location mix: 93% TCF Banking Markets, 7% Other

1                   Excludes non-accrual loans

2                   Annualized

15.)         Leasing and Equipment Finance 1 +17%*

($ millions)

	12/04	12/05	12/06	12/07	9/08

Leasing and Equipment Finance	$1,389	$1,560	$1,899	$2,175	$2,389

1                   Includes operating leases

*                 Twelve-month growth rate

16.)         Leasing and Equipment Finance

At September 30, 2008

•                                          17th largest bank-affiliated equipment finance/leasing company in the U.S.

•                                          34th largest equipment finance/leasing company in the U.S.

•                                          Diverse equipment types

•                                          20% specialty vehicles

•                                          18% construction

•                                          17% manufacturing

•                                          14% medical

•                                          11% technology and data processing

•                                          Yield 7.38%

•                                          Uninstalled backlog of $345.5 million; up $53 million from year-end 2007

•                                          Over-30-day delinquency rate 1.08% 1

•                                          Net charge-offs: 2008 = .46% 2, 2007 = .20%,

1                   Excludes non-accrual loans and leases

2                   Annualized

17.)         Allowance for Loan & Lease Losses

($ millions)

	12/04		12/05		12/06		12/07		9/08

Allowance for Loan & Lease Losses	$75.4		$55.8		$58.5		$80.9		$159.0
Net Charge-offs (NCO)	$17.5		$28.2		$18.0		$34.6		$67.0

As a % of Loans & Leases:
Allowance	.80%		.55%		.52%		.66%		1.21%
NCO	.20%		.29%		.17%		.30%		.70	% [1]
Coverage Ratio	4.3	X	2.0	X	3.3	X	2.3	X	1.8	X [1]

1                   Annualized

18.)         Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/04	12/05	12/06	12/07	9/08

Delinquencies	.37%	.43%	.63%	.67%	1.10%

Delinquencies	$34.4	$43.6	$71.7	$82.6	$142.1

Over 90-Day Delinquencies: [1]	.05%	.06%	.11%	.12%	.27%

1                   Excludes non-accrual loans and leases

19.)         Non-Performing Assets

($ millions)

	12/04	12/05	12/06	12/07	9/08

Non-Accrual Loans & Leases	$46.9	$29.7	$43.2	$59.8	$145.9
Real Estate Owned	17.2	17.7	22.4	45.8	54.2
Total	$64.1	$47.4	$65.6	$105.6	$200.1

Reserves/NAs:	161%	188%	136%	135%	109%
NPAs/Assets:	.52%	.35%	.45%	.66%	1.21%

20.)         Net Charge-Offs by Type

			YTD[1]
	2006	2007	2008
Consumer home equity:
First mortgage lien	.09%	.24%	.59%
Junior lien	.22	.50	1.20
Total consumer home equity	.13	.33	.81
Commercial real estate	.01	.10	.44
Commercial business	.09	.22	.73
Leasing and equipment finance	.29	.20	.46
Residential real estate	.04	.04	.17
Total	.17	.30	.70

1                   Year-to-date as of September 30 (annualized)

21.)         Net Charge-Offs1 vs. Other Banks

(Percent)

	2004	2005	2006	2007	2008[2]

TCF	.11%	.25%	.17%	.30%	.70%
Wells Fargo	.54%	.68%	.64%	.93%	1.60%
Marshall & Ilsley	.11%	.12%	.10%	.59%	1.84%
Fifth Third	.44%	.44%	.43%	.59%	1.69%
U.S. Bancorp	.62%	.51%	.38%	.52%	.96%

1                   As a % of average loans & leases

2                   Year-to-date as of September 30 (annualized)

22.)         Total Deposits

Quarterly Average Balances

($ millions)

	12/31/04	12/31/05	12/31/06	12/31/07	9/30/08

Certificates of Deposit	$1,470	$1,887	$2,471	$2,307	$2,469
Money Market	686	649	594	598	630
Savings	1,912	2,190	2,321	2,596	2,808
Checking	3,741	4,102	4,141	3,981	4,083
Total	$7,809	$8,828	$9,527	$9,482	$9,990

Average Rate [1]:	.62%	1.54%	2.33%	2.29%	1.34%

1                   Quarter-to-date

23.)         Premier Checking & Savings Deposits + 4%*

Quarterly Average Balances

($ millions)

	12/31/04	12/31/05	12/31/06	12/31/07	9/30/08

Premier Savings	$199	$640	$1,015	$1,354	$1,403
Premier Checking	343	828	1,042	1,026	933
Total	$542	$1,468	$2,057	$2,380	$2,336

Average Rate [1]:	1.85%	3.27%	3.72%	3.38%	1.63%
Spread to LIBOR [1]:	(.29)	(.90)	(1.61)	(1.54)	(.99)

*                 Twelve-month growth rate

1                   Quarter-to-date

24.)         Banking Fees and Other Revenue1

($ millions)

	2004	2005	2006	2007	2008

First Quarter	$87.7	$88.2	$94.4	$96.2	$99.5
Second Quarter	104.5	100.1	106.7	108.7	106.0
Third Quarter	103.0	104.7	108.2	109.5	109.9
Fourth Quarter	98.8	100.9	101.3	108.4	—
Total	$394	$394	$411	$423	$315

1                   Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

25.)         Card Revenue +5%*

($ millions)

	2004	2005	2006	2007	2008

First Quarter	$13.5	$17.6	$21.3	$23.3	$24.8
Second Quarter	16.0	19.8	22.9	24.9	26.8
Third Quarter	16.3	21.0	24.4	25.6	26.2
Fourth Quarter	17.7	21.4	23.5	25.1	—
Total	$63.5	$79.8	$92.1	$98.9	$77.8

Sales Vol.:	$4,735	$5,673	$6,465	$6,949	$5,504	[1]
Average Interchange Rate:	1.30%	1.34%	1.36%	1.35%	1.33%[1]

*                 Year-to-date growth rate (‘08 vs. ‘07)

1                   Year-to-date

26.)         Card Revenue

•                                          12th largest issuer of Visa® Classic debit cards

•                                          13th largest issuer of Visa® Commercial debit cards

•                                          $5.5 billion in sales volume, up 6.6% 1

•                                          20.3 transactions per month on active cards, up 5.2% 1

1                   Year-to-date

27.)         Financial Highlights

28.)         Financial Highlights

($ millions, except per-share data)

	Year-to-Date
	2008	2007	Change
Net Interest Income	$446.6	$410.6	8.8%
Fees and Other Revenue:
Banking	315.5	314.4	.3
Other	41.7	51.0	(18.2)
Total Fees and Other Revenue	357.2	365.4	(2.2)
Subtotal	803.8	776.0	3.6
Visa Share Redemption	8.3	—	N.M.
Gains on Sales of Securities Available for Sale	7.9	2.0	N.M.
Gains on Sales of Branches and Real Estate	—	35.2	N.M.
Total Revenue	820.0	813.2	.8
Provision for Credit Losses	145.0	36.9	N.M.
Non-Interest Expense	514.6	489.5	5.1
Net Income	$101.3	$204.0	(50.3)

Diluted EPS	$.81	$1.62
ROA	.83%	1.82%
ROE	12.29%	26.58%

N.M. Not Meaningful

29.)         Significant Financial Items

Impact on Diluted EPS

($)

	Year-to-Date
	2008	2007
Asset sales:
Land and buildings	$—	$.02
Michigan branches	—	.16
Securities available for sale	.04	.01
Visa share redemption	.04	—
Visa indemnification recovery	.02	—
Income tax adjustments	(.03)	.11
Total impact on diluted EPS	$.07	$.30
Provision for credit losses	$(.76)	$(.20)

30.)         Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited, to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes; adverse findings in tax audits or regulatory examinations and resulting enforcement actions; changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; lack of or inadequate insurance coverage for claims against TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; results of litigation, including possible increases in indemnification obligations for certain litigation against Visa U.S.A. Inc. (“covered litigation”) and potential reductions in card revenues resulting from other litigation against Visa; increased deposit insurance premiums or other costs related to deteriorating conditions in the banking industry and the economic impact on banks of the Emergency Economic Stabilization Act or other related legislative and regulatory developments; heightened regulatory practices, requirements or expectations; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

31.)         Appendix

32.)         Diluted EPS

($)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008 [1]

Diluted EPS	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$2.00	$1.90	$2.12	$.81

1                   Year-to-date

33.)         Net Interest Margin1

(Percent)

	9/07	12/07	3/08	6/08	9/08

TCF[1]	3.90%	3.83%	3.84%	4.00%	3.97%

1                   Quarter-to-date

34.)         Power Asset Geographic Diversification

($ millions)

At September 30, 2008:	Consumer Home Equity & Other	Commercial Real Estate & Commercial Business	Leasing and Equipment Finance	Total
Minnesota	$2,578	$867	$71	$3,516
Illinois	2,149	770	82	3,001
Michigan	1,147	920	97	2,164
Wisconsin	509	473	46	1,028
Colorado	418	89	36	543
California	7	19	305	331
Florida	6	61	129	196
Texas	1	3	159	163
Arizona	30	23	83	136
Indiana	24	42	40	106
Other	29	135	1,283	1,447
Total	$6,898	$3,402	$2,331	$12,631

35.)         Consumer Home Equity and Commercial Loans

Quarterly Average Balances

($ millions)

			Change Inc./(Dec.)
	9/30/08	9/30/07	$		%
Consumer Home Equity:
Fixed-rate	$5,073	$4,751	$322		7%
Yield	6.79%	6.99%	(20	)bps

Variable-rate	$1,758	$1,456	$302		21%
Yield	6.19%	8.67%	(248	)bps

Commercial:
Fixed- and adjustable-rate	$2,349	$1,957	$392		20%
Yield	6.09%	6.43%	(34	)bps

Variable-rate	$973	$980	$(7)		(1)%
Yield	4.82%	7.72%	(290	)bps

36.)         Customer Payment Activity

Transaction Volume

(# millions)

	YTD 3Q08	YTD 3Q07	% Increase/ Decrease
Checks/ACH	81.7	88.3	(7.5)%
ATM	21.5	23.4	(8.1)%
Debit Card Purchases	149.8	141.7	5.7%

37.)         Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net income available to common stockholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate, gains/losses on termination of debt, and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

38.)         Glossary of Terms (continued)

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

39.)         Source References

Slide: Corporate Profile

34th largest U.S. bank - Ipreo; 6/30/08

25th largest branch network - SNL Financial, LC; 3Q08

6th largest in campus card relationships - CR80News; Spring 2008

12th largest issuer of Visa Classic - Visa; 2Q08; ranked by sales volume

17th largest bank-affiliated leasing company - The Monitor; Jul/Aug 2008

Slide: Dividend History

10-year compounded annual growth rate - Ipreo

Slide: Leasing and Equipment Finance

17th largest bank-affiliated leasing company - The Monitor; Jul/Aug 2008

34th largest leasing company - The Monitor; 2008 Monitor 100

Slide: Net Charge-Offs vs. Other Banks

Net charge-off data - SNL Financial, LC; 3Q08

Slide: Card Revenue

12th largest issuer of Visa Classic - Visa; 2Q08; ranked by sales volume

13th largest issuer of Visa Commercial - Visa; 2Q08; ranked by sales volume